August 2021

New Valley LLC, the real estate subsidiary of Vector Group Ltd. (NYSE: VGR), is a diversified real estate services and technology ("PropTech") company that owns Douglas Elliman Realty, LLC and is seeking to acquire or invest in additional real estate properties or ventures.

NEW VALLEY REAL ESTATE INVESTMENTS[1]

New Valley has invested approximately $158 million[2], as of September 30, 2021, in a broad portfolio of real estate ventures.

New Valley's Significant Real Estate Investment Portfolio[1]



Land Development/Real Estate Held for Sale, net
Apartments/ Condominiums/ Hotels
Commercial Retail/ Office Assets
New York City Investments
West Hialeah (Miami)
Wynn Las Vegas Retail (Las Vegas)
Escena (Palm Springs)
Five Park (Miami Beach)
Ritz-Carlton Villas (Miami Beach)
MIDTOWN
UNION SQUARE
GREENWICH VILLAGE
WEST VILLAGE
EAST VILLAGE
SOHO
TRIBECA
LOWER EAST SIDE
MEATPACKING DISTRICT
QUEENS
East River
Hudson River

New Valley's New York Real Estate Investments[1]

1. **The Dime (Havemeyer Street)** Brooklyn
2. **9 DeKalb** Brooklyn
3. **Meatpacking Plaza** Meatpacking District

EXECUTIVE MANAGEMENT

Howard M. Lorber
President and Chief Executive Officer

Richard J. Lampen
Executive Vice President, Chief Operating Officer

J. Bryant Kirkland III
Senior Vice President, Chief Financial Officer and Treasurer

Marc N. Bell
Senior Vice President, General Counsel and Secretary

J. David Ballard
Senior Vice President, Enterprise Efficiency and CTO

DOUGLAS ELLIMAN

- One of the largest residential real estate brokerage firm in New York metropolitan area and sixth-largest in the United States.
- On November 8, Vector announced the potential spin-off of Douglas Elliman to become an independent publicly traded company, which is expected to complete in late 2021.
- Closings of $47.7 billion over the last twelve months ended September 30, 2021; Douglas Elliman has approximately 6,600 affiliated agents and 100 offices in the U.S.
- Maintains an alliance with Knight Frank— the largest independent residential brokerage in the United Kingdom— to jointly market high-end properties, providing a network with approximately 384 offices across 51 countries with approximately 16,000 affiliated agents.
- Revenues, Net Income and Adjusted EBITDA at Douglas Elliman of $1.3 billion, $96.2 million and $106.2 million, respectively, over the last twelve months ended September 30, 2021.

COMPANY HIGHLIGHTS

- Executive offices in Manhattan and Miami
- Douglas Elliman recognized as one of America's Best Places to Work by Forbes in 2021

Douglas Ellman Closings



$18.2B
$22.4B
$24.5B
$26.1B
$28.1B
$28.8B
$29.1B
$47.7B
2014
2015
2016
2017
2018
2019
2020
LTM 9/30/2021

New Valley Revenues – LTM September 30, 2021



Real Estate Brokerage Commissions
Property Management
Other
Escrow and Title
Revenues From Investments in Real Estate
$37M
$18M
$8M
$5M
$1.299B
$1.231B

New Valley Adjusted EBITDA[(3)]



$10.3M
$6.1M
$21.7M
$106.2M
2018
2019
2020
LTM 9/30/2021

[1] Entities affiliated with New Valley LLC invest or have invested in the real estate projects described above. Unless otherwise noted, New Valley Real Estate LLC has not acted as the developer for the real estate projects identified and, in most cases owns or owned a minority of the economic interest therein. Investors in securities of Vector Group Ltd. should not rely on anything set forth in this document in considering an investment in the securities of Vector Group Ltd. Please read the detailed disclosure included in Vector Group Ltd.'s Form 10-K for the fiscal year ended December 31, 2020, as well as the Form 10-Q for the quarterly period ended September 30, 2021.

[2] Net of cash returned.

[3] New Valley's net income (loss) was $14.8M, $(11.4M), $(75.9M) and $61.9M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net income (loss) to Adjusted EBITDA, please see Vector Group Ltd.'s Current Reports on Form 8-K, filed on February 28, 2020, February 25, 2021, and November 8, 2021, and Form 10-K for the fiscal year ended December 31, 2020, and Form 10-Q for the quarterly period ended September 30, 2021, as well as the Disclaimer to this document on Page 2. New Valley's Adjusted EBITDA do not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $15.0M, $17.1M, $16.4M and $18.6M for the periods presented, respectively.

Contact: Emily Claffey / Ben Spicehandler / Columbia Clancy of Sard Verbinnen & Co (212) 687-8080

newvalley.com